T. Rowe Price Ultra Short-Term Bond Fund

Supplement to Prospectus Dated October 1, 2019, as supplemented

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Alexander S. Obaza will join Joseph K. Lynagh as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Obaza joined T. Rowe Price in 2006. Effective January 1, 2021, Mr. Lynagh will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Obaza will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 1, 2020, Alexander S. Obaza will join Joseph K. Lynagh as Cochairman of the fund’s Investment Advisory Committee. Mr. Obaza joined the Firm in 2006 and his investment experience dates from 2009. For the past five years, Mr. Obaza has served as an associate portfolio manager and a credit analyst in the fixed income division at the Firm. Effective January 1, 2021, Mr. Lynagh will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Obaza will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 25, 2020.

F188-042 2/25/20